DISCO Announces Fourth Quarter and Fiscal Year 2025 Financial Results

Fourth Quarter 2025 Total Revenue of $41.2 Million, A Year over Year Increase of 11%
AUSTIN, Texas - February 25, 2026 - CS Disco, Inc. (“DISCO”) (NYSE: LAW) today announced financial results for its fourth quarter and fiscal year ended December 31, 2025.

"DISCO continues to show what's possible as an innovator in legal technology as our AI solutions were significant growth drivers in the fourth quarter and a key part of strong full-year results for 2025," said Eric Friedrichsen, CEO of DISCO. "We are continuing that disruptive trend in 2026 with the launch of the industry's first scaled agentic AI solution for eDiscovery and a new AI-inclusive platform that combines all of our Cecilia AI platform capabilities into a single, powerful offering for the largest and most complex matters in modern litigation."

Fourth Quarter 2025 Financial Highlights:

•Software revenue was $35.1 million, up 14% compared to the fourth quarter of 2024.
•Total revenue was $41.2 million, up 11% compared to the fourth quarter of 2024.
•GAAP net loss was $8.5 million, compared to $25.2 million in the fourth quarter of 2024.
•Adjusted EBITDA was $(2.2) million, compared to $(4.3) million in the fourth quarter of 2024.

Fiscal Year 2025 Financial Highlights:

•Software revenue was $134.0 million, up 12% compared to fiscal year 2024.
•Total revenue was $156.8 million, up 8% compared to fiscal year 2024.
•GAAP net loss was $44.4 million, compared to $55.8 million in fiscal year 2024.
•Adjusted EBITDA was $(10.2) million, compared to $(18.7) million in fiscal year 2024.

Recent Business Highlights:
•Cecilia AI platform and Auto Review: DISCO reported that revenue from its Cecilia AI platform and Auto Review increased over 600% in the fourth quarter of 2025 compared to the fourth quarter of 2024.
•Agentic AI: DISCO announced the industry’s first scaled agentic AI tool for fact investigation and eDiscovery.
•New Commercial Model: DISCO announced a new commercial model in which DISCO Ediscovery, DISCO Case Builder, and the Cecilia AI platform will be included for one per gigabyte rate. The new offering will be based on the industry standard approach to pricing in which the formula is based on the size of the customer data as it grows over time.

First Quarter and Fiscal Year 2026 Financial Outlook

As of February 25, 2026, DISCO is issuing the following outlook for the first quarter of 2026 and fiscal year 2026:

First quarter of 2026:

•Software revenue in the range of $33.75 million - $35.25 million.
•Total revenue in the range of $39.0 million - $41.5 million.
•Adjusted EBITDA in the range of $(6.0) million - $(4.0) million.

Fiscal year 2026:

•Software revenue in the range of $145.5 million - $152.5 million.
•Total revenue in the range of $167.0 million - $177.0 million.
•Adjusted EBITDA in the range of $(8.5) million - $(4.5) million.

DISCO’s first quarter and fiscal year 2026 financial outlook is based on assumptions that are subject to change, many of which are outside of its control. If actual results vary from these assumptions, these expectations may change. There can be no assurance that DISCO will achieve these results.

A reconciliation of Adjusted EBITDA on a forward-looking basis to net loss, the most directly comparable GAAP measure, is not available without unreasonable efforts due to the high variability and complexity and low visibility with respect to the charges excluded from this non-GAAP measure; in particular, the effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in DISCO’s stock price and expenses associated with the stockholder litigation. DISCO expects the variability of the above charges to have a significant, and potentially unpredictable, impact on its future GAAP financial results.

Conference Call Information

DISCO will host a conference call and webcast at 7:30 a.m. CT (8:30 a.m. ET) today, February 25, 2026, to discuss its fourth quarter and fiscal year 2025 financial results and business highlights. The conference call can be accessed by dialing (888) 300-4030 from the United States or +1 (646) 970-1443 internationally with conference ID 8394292. The live webcast of the conference call and other materials related to DISCO’s financial performance can be accessed from DISCO’s investor relations website at ir.csdisco.com.

Following the completion of the call until 10:59 p.m. CT (11:59 p.m. ET) on Wednesday, March 18, 2026, a telephone replay will be available by dialing (800) 770-2030 from the United States, or +1 (609) 800-9909 internationally with conference ID 8394292. A webcast replay will also be available at ir.csdisco.com for 12 months.

About DISCO

DISCO (NYSE: LAW) provides comprehensive, innovative solutions for modern litigation. We create and service an intuitive, cloud-native platform at the forefront of litigation technology, backed by the partnership of expert professional services and support. Leveraging the latest in AI to help law firms and corporations achieve smarter outcomes faster, our scalable products and tools allow customers to simplify everyday tasks and tackle complex matters at every stage of litigation.

References to “DISCO,” the “Company,” “our” or “we” in this press release refer to CS Disco, Inc. and its subsidiaries on a consolidated basis.

Use of Non-GAAP Financial Measures

DISCO uses the following non-GAAP financial measures: Adjusted EBITDA, Adjusted EBITDA margin; non-GAAP cost of revenue; non-GAAP gross profit; non-GAAP gross margin; non-GAAP research and development expense; non-GAAP research and development expense as a percentage of revenue; non-GAAP sales and marketing expense; non-GAAP sales and marketing expense as a percentage of revenue; non-GAAP general and administrative expense; non-GAAP general and administrative expense as a percentage of revenue; non-GAAP loss from operations; non-GAAP operating margin; non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue. Management believes that these non-GAAP financial measures are useful measures of operating performance because they exclude items that DISCO does not consider indicative of its core performance.

In the case of Adjusted EBITDA and Adjusted EBITDA margin, DISCO adjusts net loss for such items as depreciation and amortization expense; income tax provision; interest and other, net; stock-based compensation expense; payroll tax expense on employee stock transactions; acquisition revaluation expense; expenses associated with stockholder litigation; impairment of intangible asset and capitalized development; and other one-time, non-recurring items, when applicable. In the case of non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expense, non-GAAP research and development expense as a percentage of revenue, non-GAAP sales and marketing expense and non-GAAP sales and marketing expense as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, and other one-time, non-recurring items, when applicable. In the case of non-GAAP general and administrative expense, non-GAAP general and administrative expense as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, acquisition revaluation expense, expenses associated with stockholder litigation, and other one-time, non-recurring items, when applicable. In the case of non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, acquisition revaluation expense, expenses associated with stockholder litigation, impairment of intangible asset and capitalized development, and other one-time, non-recurring items, when applicable.

There are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Certain items that are excluded from these non-GAAP financial measures can have a material impact on operating loss and net loss. As a result, these non-GAAP financial measures have limitations and should be considered in addition to, not as a substitute for or superior to, the closest GAAP measures, or other financial measures prepared in accordance with GAAP.

DISCO's management uses these non-GAAP measures as measures of operating performance; to prepare DISCO's annual operating budget; to allocate resources to enhance the financial performance of DISCO's business; to evaluate the effectiveness of DISCO's business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of DISCO's results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with DISCO’s board of directors concerning financial performance.

Forward-Looking Statements

This press release contains forward-looking statements, including, among other things, statements regarding DISCO’s future financial performance and DISCO’s product offerings, strategies and business initiatives. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectation or intent regarding DISCO’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause DISCO’s actual results, performance, or achievements to differ materially, including (i) our history of operating losses; (ii) our ability to maintain and advance our innovation and brand; (iii) our ability to effectively add new customers; (iv) our ability to effectively increase usage and penetration with our existing customer base; (v) our ability to expand our sales coverage and establish a digital sales channel; (vi) our ability to expand internationally; (vii) our ability to grow our partner ecosystem and maintain existing strategic relationships with law firms, legal services providers and our other partners; (viii) our ability to expand our offering portfolio to a wider range of legal processes outside of our current core offerings; (ix) our dependence on revenue from customer usage, which fluctuates based on the timing of and activity driven by legal matters for which our product offerings are used, and any shortfall of large matters on our platform; (x) our ability to pursue strategic acquisitions and strategic investments to expand the functionality and value of our product offerings; (xi) our ability to comply or remain in compliance with laws and regulations that currently apply or become applicable to our business in the jurisdictions in which we operate; (xii) the potential that our computer or electronic systems, applications or services, or those of any third parties on whom we depend, fail or suffer security or data privacy breaches or other unauthorized or improper access to, use of, or destruction of our proprietary or confidential data, employee data, or personal data; (xiii) our ability to compete effectively with existing competitors and new market entrants; (xiv) the impact of general macroeconomic conditions, such as fluctuations in inflation and interest rates and the imposition of tariffs in the United States and abroad, on our or our customers’ businesses; (xv) the impact of unfavorable conditions in the legal industry, including as a result of decreased levels of regulatory enforcement and future shutdowns of the U.S. government, on the growth of our business and usage of our product offerings; and (xvi) the impact that global events, such as the Russia-Ukraine war and conflict in the Middle East, and any related economic downturn could have on our or our customers’ businesses, financial condition and results of operations.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, filed with the SEC on November 5, 2025. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that we make with the SEC from time to time, including our Annual Report on Form 10-K for the year ended December 31, 2025.

Forward-looking statements represent DISCO’s management’s beliefs and assumptions only as of the date such statements are made. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investor Relations Contact
IR@csdisco.com

CS DISCO, INC.
Consolidated Balance Sheets
(in thousands, except par value amounts)

	December 31,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$19,655	$52,771
Short-term investments	94,942	76,356
Accounts receivable, net	25,622	23,117
Insurance recovery receivable related to legal loss	8,039	—
Prepaid expenses and other current assets	4,736	4,692
Total current assets	152,994	156,936
Property and equipment, net	7,583	7,878
Operating lease right-of-use assets	6,121	8,388
Other intangible assets, net	206	400
Goodwill	5,898	5,898
Other assets	837	820
Total assets	$173,639	$180,320
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,888	$3,994
Accrued expenses	6,533	5,947
Accrued legal loss	11,500	—
Accrued salary and benefits	10,457	9,127
Deferred revenue	5,382	4,296
Operating leases	2,624	2,288
Finance leases	44	42
Total current liabilities	40,428	25,694
Operating leases, non-current	4,231	6,855
Finance leases, non-current	72	116
Other liabilities	801	141
Total liabilities	45,532	32,806
Commitments and contingencies
Stockholders’ equity
Preferred stock $0.005 par value, 100,000 shares authorized and no shares issued and outstanding as of December 31, 2025 and 2024	—	—
Common stock $0.005 par value, 1,000,000 shares authorized as of December 31, 2025 and 2024; 63,264 and 60,329 shares issued and outstanding as of December 31, 2025 and 2024, respectively	317	302
Additional paid-in capital	469,560	444,601
Accumulated other comprehensive income	32	41
Accumulated deficit	(341,802)	(297,430)
Total stockholders’ equity	128,107	147,514
Total liabilities and stockholders’ equity	$173,639	$180,320

CS DISCO, INC.
Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Revenue	$41,171	$36,999	$156,849	$144,841
Cost of revenue	10,231	9,534	39,425	37,414
Gross profit	30,940	27,465	117,424	107,427
Operating expenses:
Research and development	14,951	13,787	56,596	51,511
Sales and marketing	15,242	15,083	60,042	61,377
General and administrative	9,989	9,512	48,910	41,049
Impairment of intangible asset and capitalized development	—	15,213	—	15,213
Total operating expenses	40,182	53,595	165,548	169,150
Loss from operations	(9,242)	(26,130)	(48,124)	(61,723)
Interest and other income, net	996	953	4,495	6,281
Loss from operations before income taxes	(8,246)	(25,177)	(43,629)	(55,442)
Income tax provision	(256)	(23)	(743)	(332)
Net loss attributable to common stockholders	$(8,502)	$(25,200)	$(44,372)	$(55,774)
Unrealized gain (loss) on investments	22	(20)	(9)	41
Comprehensive loss	$(8,480)	$(25,220)	$(44,381)	$(55,733)
Net loss per share attributable to common stockholders, basic and diluted	$(0.13)	$(0.42)	$(0.72)	$(0.93)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	62,873	60,102	61,721	60,212

CS DISCO, INC.
Consolidated Statements of Cash Flows
(in thousands)

	Year Ended December 31,
	2025	2024
Cash flow from operating activities:
Net loss	$(44,372)	$(55,774)
Adjustments to reconcile net loss to cash used in operations:
Depreciation and amortization	3,658	3,926
Stock-based compensation	24,464	22,269
Charge to allowance for credit losses	1,887	2,112
Gain on disposal of long-lived assets	—	(4)
Remeasurement of contingent consideration	—	303
Non-cash operating lease costs	2,266	1,813
Amortization of premium on short-term investments	(3,444)	(1,057)
Impairment of intangible asset and capitalized development	—	15,213
Other	(193)	—
Changes in operating assets and liabilities:
Accounts receivable	(4,392)	1,764
Insurance recovery receivable related to legal loss	(8,039)	—
Prepaid expenses and other current assets	(43)	1,103
Other long-term assets	(36)	(7)
Accounts payable	137	(849)
Accrued expenses and other	2,285	2,485
Accrued legal loss	11,500	—
Deferred revenue	1,086	11
Operating lease liabilities	(2,288)	(1,878)
Other liabilities	588	(179)
Net cash used in operating activities	(14,936)	(8,749)
Cash flow from investing activities:
Purchases of property, equipment and capitalized software development costs	(3,053)	(2,781)
Purchases of short-term investments	(206,095)	(87,937)
Maturities of short-term investments	190,944	12,679
Proceeds from disposal of equipment	8	4
Net cash used in investing activities	(18,196)	(78,035)
Cash flow from financing activities:
Proceeds from exercise of stock options	38	80
Net proceeds from issuance of common stock under Employee Stock Purchase Plan	421	600
Repurchase of common stock related to net share settlement	(105)	(127)
Repurchase of common stock related to share repurchase program	—	(20,052)
Cash paid for acquisitions	(296)	(456)
Principal payments on finance lease obligations	(42)	(41)
Net cash provided by (used in) financing activities	16	(19,996)
Net decrease in cash and cash equivalents:	(33,116)	(106,780)
Cash and cash equivalents at beginning of period	52,771	159,551
Cash and cash equivalents at end of period	$19,655	$52,771

CS DISCO, INC.

Consolidated Statements of Cash Flows (continued)
(in thousands)

	Year Ended December 31,
	2025	2024
Supplemental disclosure:
Cash paid for taxes	$1,223	$896
Non-cash investing and financing activities:
Property and equipment included in accounts payable and accrued liabilities	$8	$66

CS DISCO, INC.
Reconciliation from GAAP to Non-GAAP Results
(in thousands, except for percentages and per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Net loss	$(8,502)	$(25,200)	$(44,372)	$(55,774)
Depreciation and amortization expense	927	834	3,658	3,926
Income tax provision	256	23	743	332
Interest and other, net	(996)	(953)	(4,495)	(6,281)
Stock-based compensation expense	6,017	5,391	24,464	22,269
Payroll tax expense on employee stock transactions	139	71	600	537
Acquisition revaluation expense	—	303	—	303
Expenses associated with stockholder litigation	—	31	9,169	757
Impairment of intangible asset and capitalized development	—	15,213	—	15,213
Adjusted EBITDA	$(2,159)	$(4,287)	$(10,233)	$(18,718)
Adjusted EBITDA margin	(5)%	(12)%	(7)%	(13)%

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Cost of revenue	$10,231	$9,534	$39,425	$37,414
Non-GAAP adjustments:
Stock-based compensation expense	(570)	(442)	(2,192)	(1,715)
Non-GAAP cost of revenue	$9,661	$9,092	$37,233	$35,699
Non-GAAP gross profit	$31,510	$27,907	$119,616	$109,142
Non-GAAP gross margin	77%	75%	76%	75%

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Research and development	$14,951	$13,787	$56,596	$51,511
Non-GAAP adjustments:
Stock-based compensation expense	(1,986)	(1,853)	(8,232)	(7,709)
Non-GAAP research and development	$12,965	$11,934	$48,364	$43,802
Non-GAAP research and development as a % of revenue	31%	32%	31%	30%

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Sales and marketing	$15,242	$15,083	$60,042	$61,377
Non-GAAP adjustments:
Stock-based compensation expense	(1,351)	(1,212)	(5,593)	(4,676)
Non-GAAP sales and marketing	$13,891	$13,871	$54,449	$56,701
Non-GAAP sales and marketing as a % of revenue	34%	37%	35%	39%

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
General and administrative	$9,989	$9,512	$48,910	$41,049
Non-GAAP adjustments:
Stock-based compensation expense	(2,110)	(1,884)	(8,447)	(8,169)
Acquisition revaluation expense	—	(303)	—	(303)
Expenses associated with stockholder litigation	—	(31)	(9,169)	(757)
Non-GAAP general and administrative	$7,879	$7,294	$31,294	$31,820
Non-GAAP general and administrative as a % of revenue	19%	20%	20%	22%

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Loss from operations	$(9,242)	$(26,130)	$(48,124)	$(61,723)
Operating margin	(22)%	(71)%	(31)%	(43)%
Non-GAAP adjustments:
Stock-based compensation expense	6,017	5,391	24,464	22,269
Acquisition revaluation expense	—	303	—	303
Expenses associated with stockholder litigation	—	31	9,169	757
Impairment of intangible asset and capitalized development	—	15,213	—	15,213
Non-GAAP loss from operations	$(3,225)	$(5,192)	$(14,491)	$(23,181)
Non-GAAP operating margin	(8)%	(14)%	(9)%	(16)%

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Net loss attributable to common stockholders	$(8,502)	$(25,200)	$(44,372)	$(55,774)
Non-GAAP adjustments:
Stock-based compensation expense	6,017	5,391	24,464	22,269
Acquisition revaluation expense	—	303	—	303
Expenses associated with stockholder litigation	—	31	9,169	757
Impairment of intangible asset and capitalized development	—	15,213	—	15,213
Non-GAAP net loss attributable to common stockholders	$(2,485)	$(4,262)	$(10,739)	$(17,232)
Non-GAAP net loss attributable to common stockholders per share, basic and diluted	$(0.04)	$(0.07)	$(0.17)	$(0.29)
Weighted average shares used to compute basic and diluted net loss per share	62,873	60,102	61,721	60,212
Non-GAAP net loss attributable to common stockholders as a % of revenue	(6)%	(12)%	(7)%	(12)%